INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER
CFC21159

SHARES

Camco Financial Corporation

CUSIP 132618 10 9
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES WITH PAR VALUE OF ONE DOLLAR ($1.00) PER SHARE OF THE COMMON STOCK OF

Camco Financial Corporation

(the "Corporation"), a Delaware corporation. The shares evidenced by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, in person or by his duly authorized attorney or legal representative, upon surrender of this certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused its seal to be hereunto affixed.

DATED:

DAVID S. CALDWELL, SECRETARY

CAMCO FINANCIAL CORPORATION
SEAL
A DELAWARE CORPORATION

JAMES HUSTON, CEO/PRESIDENT

COUNTERSIGNED AND REGISTERED
REGISTRAR AND TRANSFER COMPANY
(CRANFORD, NEW JERSEY)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

M. BURR KEIM, PHILA.

LITHO. IN U.S.A.

"CAMCO FINANCIAL CORPORATION, WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE DESIGNATIONS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF, AND THE QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS."

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT- ________ Custodian ___________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ______________________
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ] ____

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

____

____ *Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint* ____

____ *Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.*

Dated: ____________________

X ______________________________

X ______________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

BY: ______________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.